UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    January 6, 2020

CONTANGO ORE, INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-35770 (Commission File Number)	27-3431051 (I.R.S. Employer Identification No.)
3700 Buffalo Speedway, Suite 925 Houston, Texas (Address of principal executive offices)		77098 (Zip Code)

Registrant’s Telephone Number, including area code:  (713) 877-1311

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 per share	CTGO	OTCQB
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Transition of Brad Juneau from President and Chief Executive Officer to Executive Chairman

Effective as of January 6, 2020, Brad Juneau transitioned away from his role as President and Chief Executive Officer of Contango ORE, Inc., a Delaware corporation (the “Company”) and assumed the role of Executive Chairman of the Board of Directors of the Company (the “Board”).

Appointment of Rick Van Nieuwenhuyse as President, Chief Executive Officer and Director

Rick Van Nieuwenhuyse was appointed to serve as President and Chief Executive Officer of the Company effective January 6, 2020. Mr. Van Nieuwenhuyse will perform the functions of the Company’s principal executive officer.

Effective on January 6, 2020, the size of the Board was increased from four to five directors. Mr. Van Nieuwenhuyse was appointed to the Board to fill the vacancy created by the increase in the size of the Board.

Mr. Van Nieuwenhuyse, 64, previously served as President and Chief Executive Officer of Trilogy Metals Inc., starting in January 2012. Between May 1999 and January of 2012, he served as the President and Chief Executive Officer of NOVAGOLD RESOURCES INC. Mr. Van Nieuwenhuyse holds a Candidature degree in Science from the Université de Louvain, Belgium, and a Master of Science degree in geology from the University of Arizona. Mr. Van Nieuwenhuyse has more than 30 years of experience in the natural resource sector.

Mr. Van Nieuwenhuyse has no family relationships with any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer of the Company. Mr. Van Nieuwenhuyse is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.  Mr. Van Nieuwenhuyse has not been, and is not currently expected to be, appointed to any committees of the Board.

Pursuant to his Offer Letter, Mr. Van Nieuwenhuyse will receive a base salary of $350,000 per annum. On January 6, 2020, pursuant to an Incentive Stock Option Agreement, the Company granted to Mr. Van Nieuwenhuyse options to purchase 100,000 shares of common stock, par value $0.01 per share, of the Company, with an exercise price per share equal to the closing price on January 6, 2020, the day on which he began employment with the Company. On January 9, 2020, the Company issued 75,000 shares of restricted stock to Mr. Van Nieuwenhuyse pursuant to a Restricted Stock Award Agreement. The options and shares of restricted stock each will vest in two equal installments, half on the first anniversary of Mr. Van Nieuwenhuyse’s employment with the Company and half on the second anniversary of his employment with the Company, subject to acceleration upon a change of control of the Company.  Mr. Van Nieuwenhuyse will be entitled to receive short-term incentive plan and long-term incentive plan bonuses that will be paid in the form of a combination of cash, restricted stock and options, which will be set forth in plans and agreements to be adopted by the Board.  He will also receive one year of severance in the event that his employment is terminated other than for cause after the second anniversary of his employment with the Company.

The above summaries of the Offer Letter, Incentive Stock Option Agreement and Restricted Stock Award Agreement are qualified in their entirety by reference to the full text of the Offer Letter, Incentive Stock Option Agreement and Restricted Stock Award Agreement, which are filed as Exhibits 10.1, 10.2, and 10.3, respectively, and incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

The Company issued a press release on January 6, 2020 announcing the appointment of Mr. Van Nieuwenhuyse as President and Chief Executive Officer of the Company. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information included herein and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Cautionary Note Regarding Forward-Looking Statements

Many of the statements included or incorporated in this Current Report on Form 8-K and the furnished exhibit constitute “forward-looking statements.” In particular, they include statements relating to future actions, strategies, future operating and financial performance, and the Company’s future financial results. These forward-looking statements are based on current expectations and projections about future events. Readers are cautioned that forward-looking statements are not guarantees of future operating and financial performance or results and involve substantial risks and uncertainties that cannot be predicted or quantified, and, consequently, the actual performance of the Company may differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to, factors described from time to time in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission (including the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained therein).

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
10.1	Offer Letter to Rick Van Nieuwenhuyse, dated January 6, 2020.
10.2	Incentive Stock Option Agreement between Contango ORE, Inc. and Rick Van Nieuwenhuyse, dated January 6, 2020.
10.3	Restricted Stock Award Agreement between Contango ORE, Inc. and Rick Van Nieuwenhuyse, dated January 9, 2020.
99.1	Press Release dated January 6, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTANGO ORE, INC.

By:	/s/ Leah Gaines
Leah Gaines
Vice President and Chief Financial Officer

Dated: January 10, 2020